UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2022

Counter Press Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41274	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1981 Marcus Avenue, Suite 227

Lake Success, NY 11042

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (718) 775-3013

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	CPAQU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	CPAQ	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CPAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 11, 2022, Counter Press Acquisition Corporation, a Cayman Islands exempted company (the “Company”) consummated its initial public offering (“IPO”) of 8,625,000 units (the “Units”), including the issuance of 1,125,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $86,250,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-261788) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 21, 2021, as thereafter amended and supplemented from time to time (the “Registration Statement”).

●	Underwriting Agreement, dated February 8, 2022, by and between the Company and BTIG, LLC and EarlyBirdCapital, Inc., as underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	Amended and Restated Memorandum and Articles of Association, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

●	Warrant Agreement, dated February 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	Letter Agreement, dated February 8, 2022, by and among the Company, Counter Press Sponsor LLC (the “Sponsor”) and the Company’s officers and directors, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	Investment Management Trust Agreement, dated February 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	Registration Rights Agreement, dated February 8, 2022, by and among the Company, the Sponsor and certain other security holders named therein, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	Administrative Services Agreement, dated February 8, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	Private Units Purchase Agreement, dated February 8, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5.1 hereto and incorporated herein by reference.

●	Private Units Purchase Agreement, dated February 8, 2022, by and between the Company and BTIG, LLC, a copy of which is attached as Exhibit 10.5.2 hereto and incorporated herein by reference.

●	Private Units Purchase Agreement, dated February 8, 2022, by and between the Company and EarlyBirdCapital, Inc., a copy of which is attached as Exhibit 10.5.3 hereto and incorporated herein by reference.

●	Indemnity Agreement, dated February 8, 2022, between the Company and Paul Conway, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	Indemnity Agreement, dated February 8, 2022, between the Company and Michael Kalt, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

●	Indemnity Agreement, dated February 8, 2022, between the Company and Randy Frankel, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

●	Indemnity Agreement, dated February 8, 2022, between the Company and Andrew Friedman, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.

●	Indemnity Agreement, dated February 8, 2022, between the Company and Julie Uhrman, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Units Purchase Agreement, the Company completed the private sale of an aggregate of 471,875 private units, including 39,375 private units issued in connection with the exercise in full of the underwriters’ over-allotment option (the “Private Units”), to the Sponsor and the underwriters at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $4,718,750. A total of 436,416 Private Units were purchased by the Sponsor and a total of 35,459 Private Units were purchased by the underwriters, pursuant to that certain Private Units Purchase Agreement. The Private Units are identical to the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Company’s prospectus, dated February 8, 2022 (the “Prospectus”), filed with the Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), on February 10, 2022. The issuance of the Private Units was made pursuant to an exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 8, 2022, the following individuals were appointed to the board of directors of the Company: Paul Conway, Michael Kalt, Randy Frankel, Andrew Friedman, and Julie Uhrman. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 8, 2022, in connection with the IPO, the Company adopted its amended and restated memorandum and articles of association (the “Amended & Restated Articles”), effective the same day. The terms of the Amended & Restated Articles are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended & Restated Articles is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

Of the net proceeds the Company received from the IPO and from the sale of the Private Units, $87,543,750 was deposited into a segregated account maintained by Continental Stock Transfer & Trust Company, acting as trustee. The net proceeds from the IPO offering and the sale of the Private Units will not be released from the trust account until the earliest of: (i) the completion of the Company’s initial business combination; (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended & Restated Articles to (A) modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem its public shares if the Company does not complete its initial business combination within the completion window (as defined in the Prospectus) or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity; and (iii) the redemption of all of the Company’s public shares if the Company is unable to complete its initial business combination within the completion window (as defined in the Prospectus), subject to applicable law. Unless and until the Company completes its initial business combination, no proceeds held in the trust account will be available for the Company’s use, except the withdrawal of interest to pay taxes (as described in the Prospectus).

On February 8, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 11, 2022, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated February 8, 2022, by and between the Company and BTIG, LLC and EarlyBirdCapital, Inc., as underwriters.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Warrant Agreement, dated February 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated February 8, 2022, by and among the Company, the Sponsor and the Company’s officers and directors.
10.2	Investment Management Trust Agreement, dated February 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated February 8, 2022, by and among the Company, the Sponsor and certain other security holders named therein.
10.4	Administrative Services Agreement, dated February 8, 2022, by and between the Company and the Sponsor.
10.5.1	Private Units Purchase Agreement, dated February 8, 2022, by and between the Company and the Sponsor.
10.5.2	Private Units Purchase Agreement, dated February 8, 2022, by and between the Company and BTIG, LLC.
10.5.3	Private Units Purchase Agreement, dated February 8, 2022, by and between the Company and EarlyBirdCapital, Inc.
10.6	Indemnity Agreement, dated February 8, 2022, between the Company and Paul Conway.
10.7	Indemnity Agreement, dated February 8, 2022, between the Company and Michael Kalt.
10.8	Indemnity Agreement, dated February 8, 2022, between the Company and Randy Frankel.
10.9	Indemnity Agreement, dated February 8, 2022, between the Company and Andrew Friedman.
10.10	Indemnity Agreement, dated February 8, 2022, between the Company and Julie Uhrman.
99.1	Press Release, dated February 8, 2022.
99.2	Press Release, dated February 11, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTER PRESS ACQUISITION CORPORATION

	By:	/s/ Paul Conway
		Name:	Paul Conway
		Title:	Chief Executive Officer

Dated: February 14, 2022